UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEI INSTITUTIONAL MANAGED TRUST SEI INSTITUTIONAL INTERNATIONAL TRUST SEI INSTITUTIONAL INVESTMENTS TRUST SEI TAX EXEMPT TRUST SEI DAILY INCOME TRUST SEI ASSET ALLOCATION TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SEI FUNDS

One Freedom Valley Drive

Oaks, PA 19456

[October 27], 2015

Dear Shareholder:

A special meeting of shareholders for certain funds within the SEI Funds complex has been scheduled for [January 15], 2016.

There are two proposals scheduled to be voted at the shareholder meeting. First, shareholders are being asked to elect Trustees for the funds.  There are eight nominees, one of which is a new trustee and seven of which are existing trustees. Second, certain funds are proposing an amendment to their governing documents that would reduce the quorum requirement for shareholder meetings, which means reducing the number of shareholders that must be present in person or by proxy in order to hold a shareholder meeting. This proposal is intended to reduce the cost to the funds of holding a shareholder meeting, which can be significant.  If approved, the quorum requirement would be reduced from a majority to one-third of shareholders. This second proposal will not apply to all shareholders receiving this proxy statement.  Your proxy card will indicate whether you are being asked to vote for both proposals, or only for the election of trustees.

The Board of Trustees, including the independent trustees, recommends the election of the nominees, and recommends approval of the proposal to reduce quorum for shareholder meetings.

Although you may join us at the meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR FAILURE TO VOTE WILL INCREASE COSTS TO THE FUNDS BECAUSE THE FUNDS WILL BE REQUIRED TO PAY MORE FOR PROXY SOLICITORS TO CONTACT SHAREHOLDERS IN AN EFFORT TO OBTAIN A QUORUM FOR THE MEETING.

Your proxy card shows the proposal(s) on which you are being asked to vote.  Please refer to the enclosed proxy card for details on how to vote by telephone or on the internet.  If you are unable to vote by telephone or on the internet, you may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

Thank you for your attention and consideration of these important proposals and for your investment in the SEI Funds. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

IMPORTANT INFORMATION REGARDING THE SHAREHOLDER MEETING

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matters affecting you as a shareholder of one or more series of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”) and SEI Asset Allocation Trust (“SAAT”) (collectively, the “Trusts”).

Shareholders of the funds that are series of the Trusts (each, a “Fund” and, collectively, the “Funds”) are being asked to consider one or both of the following proposals.  Proposal 2 will only apply to shareholders of Funds within SIMT, SIT, STET and SDIT.  Proposal 2 will not apply to shareholders of Funds within SIIT or SAAT.

Proposal 1:	To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Q & A:  QUESTIONS AND ANSWERS

Q.                                    Why did you send me this booklet?

A.                                    You are receiving these proxy materials - a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card - because you have the right to vote on these important proposals concerning your investment in the Funds.

Q.                                    Why am I being asked to elect Trustees?

A.                                    The reasons behind Proposal 1 arise from legal requirements that apply to mutual funds, such as the Funds.  Immediately after the addition of a new trustee, more than two-thirds of the trustees must have been elected by shareholders.  Five of the seven current Trustees were elected by shareholders.  The other two current Trustees were appointed by the Board.  Therefore, more than two-thirds of the current Trustees were elected by shareholders.

The Board recently determined that adding another Trustee would be in the best interests of the Funds and their shareholders.  However, the Board is unable to simply appoint a new Trustee to the Board because immediately after such appointment, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add the new Trustee.

Q.                                    How was the nomination of the new Trustee determined?

A.                                    The Board’s Governance Committee is composed entirely of Independent Trustees and is tasked with, among other things, periodically reviewing the composition of the Board (including its size and the balance of its members’ skills, experience and background), selecting and nominating candidates to serve as Independent Trustees, and evaluating the qualifications for membership of candidates.  After considering a number of candidates, the Board’s Governance Committee has unanimously voted to recommend Ms. Susan C. Cote as a Nominee for Independent Trustee based on, among other things, her educational background, business and professional experience, and industry reputation. Based in part on the recommendation of the Governance Committee, the full Board has also unanimously voted to recommend that Fund shareholders vote to elect the Nominees.

Q.                                    Why do current Trustees have to be elected?

A.                                    Alongside the election of Ms. Cote as a new Trustee, shareholders are being asked to elect the full slate of current Trustees to the Board of the Trusts.  Given that the Trusts will already be incurring the costs of a proxy statement to elect Ms. Cote, the Board recommends that shareholders also elect (or re-elect, as the case may be) all of the current Trustees to the Board to reduce future Fund expenses by effectively extended the period of time until another shareholder proxy to elect trustees will be required.  In other words, by electing the current Trustees at this time, the Funds will have more flexibility to fill a future vacancy on the Board without having to incur the cost and time of a shareholder proxy.

Q.                                    What will happen if the current Trustees are not elected?

A.                                    The current Trustees will remain in place on the Board, even if the Trusts do not receive sufficient votes to formally elect them.  However, failing to elect the Trustees would result in the Funds incurring significant costs in connection with a shareholder proxy the next time that a Trustee is replaced or the Board determines to add an additional Trustee.  If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include reproposing the election of any Trustees who are not elected.

Q.                                    Why is the Board recommending that SIMT, SIT, STET and SDIT reduce their shareholder quorum requirement?

A.                                    After careful consideration and based on costs incurred by the Funds in connection with prior shareholder meetings, the Board has determined that it is in the best interest of the Funds that are series of SIMT, SIT, STET and SDIT to reduce their shareholder quorum requirements. Quorum means the number of shareholders that must be present at a shareholder meeting (in person or by proxy) in order for a vote to be taken. Presently, a majority of the shares entitled to vote constitutes a quorum.  This places considerable cost burdens on the Funds due to the expenses related to proxy voting.  Therefore, the Board recommends that shareholders vote to reduce the shareholder quorum requirement to one-third of shareholders in order to reduce Fund expenses incurred through proxy solicitation efforts.

For each of SIMT, SIT, STET and SDIT, the quorum requirement is set forth in a governing document called a Declaration of Trust.  The quorum requirement in the Declarations of Trust may only be amended with approval of shareholders.  Therefore, at the shareholder meeting, shareholders are being asked to approve amendments to the Declarations of Trust for SIMT, SIT, STET and SDIT that will lower the quorum requirement.

Q.                                    Why don’t the Funds of SIIT and SAAT have to vote to amend their shareholder quorum requirement?

A.                                    The shareholder quorum requirements for SIIT and SAAT are contained in each Trust’s By-Laws, which may be changed by the Board without the vote of shareholders.  At a meeting of the Board held on September 15 and 16, 2015, the Board unanimously approved a resolution to

2

amend the By-Laws of SIIT and SAAT to reduce the shareholder quorum requirement to one-third (33-1/3%).

Q.                                    What will happen if the Proposal to reduce the shareholder voting requirement is not approved by shareholders?

A.                                    If the shareholders of any Trust do not vote to reduce the shareholder quorum requirement, then the shareholder quorum requirement for that Trust will remain a majority.  Effectively this will require additional effort from the Trusts whenever a shareholder vote is required, which will result in greater expenses to the Fund.  If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include reproposing the proposal at a later time.

Q.                                    How does the Board recommend that I vote?

A.                                    After careful consideration, the Trustees, including the Independent Trustees who compose a majority of the Board, unanimously recommend that you vote “FOR” the Proposals, as applicable to your Fund.

Q.                                    How Do I Place My Vote and Whom Do I Call for More Information?

A.                                    You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3) Regular Mail:  If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting:  You may attend the shareholder meeting on [January 15, 2016], and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Funds. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote.  Should you require additional information regarding the proxy or replacement proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important.  Thank You for Promptly Recording Your Vote.

3

SEI INSTITUTIONAL MANAGED TRUST

SEI INSTITUTIONAL INTERNATIONAL TRUST

SEI INSTITUTIONAL INVESTMENTS TRUST

SEI TAX EXEMPT TRUST

SEI DAILY INCOME TRUST

SEI ASSET ALLOCATION TRUST

One Freedom Valley Drive

Oaks, PA 19456

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JANUARY 15], 2016

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the funds that are a series of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”) and SEI Asset Allocation Trust (“SAAT”) (each individually, a “Trust” and collectively, the “Trusts”), will be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [3:00 p.m.], Eastern Time, on [January 15], 2016, for the following purpose:

a.                                      To consider the following proposals (“Proposals”) (Proposal 2 applies only to shareholders of funds that are a series of STET, SDIT, SIMT and SIT):

Proposal 1:	To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

b.                                      To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposals are discussed in the attached Proxy Statement.  The Board of Trustees of the Trusts recommends that you vote FOR the Proposals.

Shareholders of record at the close of business on [October 16], 2015 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically.  Please refer to the proxy card attached to the enclosed Proxy Statement for details.  If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

/s/Timothy D. Barto
Vice President and Secretary

Voting is important to ensure a quorum at the Meeting.  Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person.  Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person.  Attendance at the Meeting will not by itself serve to revoke a proxy.

2

SEI INSTITUTIONAL MANAGED TRUST

SEI INSTITUTIONAL INTERNATIONAL TRUST

SEI INSTITUTIONAL INVESTMENTS TRUST

SEI TAX EXEMPT TRUST

SEI DAILY INCOME TRUST

SEI ASSET ALLOCATION TRUST

One Freedom Valley Drive

Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JANUARY 15], 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Institutional Investments Trust (“SIIT”), SEI Tax Exempt Trust (“STET”), SEI Daily Income Trust (“SDIT”) and SEI Asset Allocation Trust (“SAAT”) (each, a “Trust” and collectively, the “Trusts”), on behalf of all the funds that are series of any Trust (the “Funds”), to be voted at a special meeting of shareholders of the Funds to be held at the offices of the Trusts, One Freedom Valley Drive, Oaks, PA 19456, on [January 15, 2016] at [3:00 p.m.], Eastern Time, and at any and all adjournments thereof (the “Meeting”).  Shareholders of record of the Funds at the close of business on [October 16], 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about [October 27], 2015.

The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting (Proposal 2 applies only to shareholders of funds that are a series of SIMT, SIT, STET and SDIT):

Proposal 1:	To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com.

A-1

THE PROPOSALS

Shareholders of the Funds are being asked:

Proposal 1:	To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Proposal 2:	To amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote in favor of each Proposal.

Proposal 1 — Election of Trustees

For Proposal 1, you are being asked to elect each of the seven current Trustees of the Trusts, as well as elect one new Trustee.  Proposal 1 arises from legal requirements that apply to mutual funds, such as the Funds.  Specifically, the Investment Company Act of 1940, which regulates mutual funds (the “1940 Act”) requires that, after the addition of a new trustee, more than two-thirds of a registered investment company’s board of trustees must have been elected by shareholders. The Board currently consists of seven Trustees, five of whom were elected by shareholders.  Two of the current Trustees, Mr. Harris and Mr. Johnson, were appointed by the Trustees then in office. After the appointment of Mr. Harris and Mr. Johnson, more than two-thirds of the Trustees had been elected by shareholders.  At this point, however, the Board is unable to appoint a new Trustee to the Board because immediately after such appointment, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval of either a new Trustee or one of the two current Trustees that was not previously elected is required before the new Trustee can be added.

Effective August 31, 2015, pursuant to its authority under each Trust’s Agreement and Declaration of Trust, the Board unanimously approved an increase in the number of Trustees that comprise the Board of each Trust to eight.  At a meeting of the Board on September 15, 2015, the Board unanimously voted to recommend that shareholders of the Trusts elect Ms. Susan Cote as a new Independent Trustee of the Trusts and also to elect the existing seven Trustees of each Trust.

Although not required by applicable law or each Trust’s governing documents, the Board, for reasons of efficiency and to attempt to reduce future costs and expenses of the Funds, has determined that it is in the best interests of the Funds to seek the election by shareholders of all seven current Trustees.  If Ms. Cote and all of the seven current Trustees are elected, following the Meeting, all eight Trustees of the Trusts will have been elected by shareholders.  This will likely permit the Board to appoint several new or replacement Trustees over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of a Trust does not elect Ms. Cote, then Ms. Cote will not become a Trustee and the Board may, immediately or at a later time, consider re-proposing Ms. Cote for election or finding a replacement candidate.  Ms. Cote is currently serving as an independent consultant to the Board pursuant to a written agreement that is renewable upon agreement of the parties.  If Ms. Cote is not elected by shareholders, she may continue to serve in her capacity as an independent consultant to the Board.

If, however, a plurality of voting shareholders of a Trust do not elect any or all of the current Trustees, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

Matters Considered by the Board

At its quarterly in-person meeting held on September 15, 2015 (the “Board Meeting”), the Board, including the Committees of the Board and the Independent Trustees, were provided with information regarding the Proposals and considered whether to recommend that shareholders vote for the Proposals.  Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of (i) the proposal to elect Ms. Susan Cote as a new Independent Trustee and elect all seven current Trustees of the Trusts, and (ii) the proposal to amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Prior to the Board Meeting, the Board considered whether to increase the size of the Board and fix the number of Trustees that compose the Board at eight.  In this capacity, the Board considered and discussed, among other things, information about the current Trustees’ capacity, their expected length of service, the number, size and complexity of the Funds, the number of sub-advisers to the Funds, and the growth trajectory of the Trusts.  Based on its review and deliberation, the Board, by unanimous written consent dated as of August 31, 2015, determined to increase the size of the Board to eight Trustees.

In considering candidates to serve as a new Independent Trustee, the Board and its Governance Committee generally considered each potential candidate’s educational background, business or professional experience, and reputation.  In addition, the Governance Committee evaluated each candidate’s qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence.  The Board and the Governance Committee also considered each candidate’s expertise with respect to financial and accounting matters and the age and expertise of the current Trustees.  Ms. Cote’s experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing Ms. Cote to the Board, in addition to Ms. Cote’s qualifications and experience, the Board determined (1) that Ms. Cote is sufficiently independent from relationships with SEI Investments Management Corporation (“SIMC”), which is the Funds’ investment adviser, and other principal service providers of the Funds, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that Ms. Cote demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to function as an effective Board member; and (3) that Ms. Cote has no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the SEI fund complex.  The Board also considered the fact that the Board appointed Ms. Cote to four affiliated trusts effective as of August 31, 2015 and that if Ms. Cote was elected as a Trustee to the Trusts, the Trusts would have the benefit of being able to share resources with those affiliated trusts for which Ms. Cote already serves as trustee.  The Governance Committee has not adopted any specific policy on the issue of diversity, but may take this into account, among other factors, in its consideration of any new candidates to the Board.

In considering whether to recommend that shareholders elect the seven current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees.  The Board also considered its current composition, including its individual and collective educational background and business and professional experience.  The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect Ms. Cote as a new Trustee to the Board, the Funds would be able to significantly capitalize on economies of scale in electing the current Trustees alongside Ms. Cote as a slate of nominees for the Board.

If shareholders elect Ms. Cote, it is anticipated that she will begin to serve the Trusts as an Independent Trustee immediately after the shareholder meeting.  Irrespective of whether shareholders elect the seven current Trustees, all seven current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has concluded to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Trusts’ shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Susan Cote spent 18 years as a partner at Ernst & Young LLP, including nine years as the firm’s Global Asset Management Assurance Leader, and seven years as the Americas Director of Asset Management.  Prior to joining Ernst & Young, Ms. Cote spent 14 years serving in various roles in the asset management business of Prudential, including roles as Fund Treasurer, Chief Operating Officer and Managing Director.  Prior to that, Ms. Cote worked at KPMG.  The Board has concluded that Susan Cote should be elected to serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, and other professional experienced gained through her prior employment.

[Robert A. Nesher has served as Chairman of the Board of Trustees since 1982.  The Board has concluded that Mr. Nesher should be elected to continue to serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trusts.]

William Doran has served as a Trustee of the Trusts since 1982.  From October 1976 to October 2003, Mr. Doran was a partner in the law firm of Morgan, Lewis & Bockius LLP, Philadelphia, PA, a firm that provides significant legal services to SIMC, its affiliates and the SEI Funds. He has been a consultant to the firm since then. Mr. Doran has been a director of SEI Investments Company since March 1985. Mr. Doran is also a director of a number of subsidiaries of SEI Investments Company, including the Trusts’ Distributor. Mr. Doran is also a trustee of several other investment companies for which affiliates of SIMC act as administrator and/or distributor. The Board has concluded that Mr. Doran should be elected to continue to serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trusts.

George J. Sullivan, Jr. has served as a Trustee since 1996 and as Lead Independent Trustee since 2011.  Mr. Sullivan serves as a Trustee and Chairman of the Audit Committee of State Street Navigator Securities Lending Trust, a regulated investment company. Prior to that, he served as Chief Operating Officer of a hedge fund adviser, General Partner of Teton Partners, L.P., a global hedge fund and Senior Vice President responsible for fund accounting at Fidelity Investments. Mr. Sullivan is a certified public accountant, alumnus of Price Waterhouse Coopers and a graduate of Boston College. He was a member of the Executive Committee of the Independent Directors Council through September, 2015.  The Board has concluded that Mr. Sullivan should be elected to continue to serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as Trustee of the Trusts.

Nina Lesavoy has served as a Trustee since 2003.  Ms. Lesavoy is the Founder of Avec Capital and has served as its Managing Director since 2008. Prior to that, she served as Managing Director of Cue Capital from 2002 to 2008. Previously, she was Chief Sales Officer and Managing Partner of InvestorForce, Inc. from 2000 to December 2001, and was Head of Sales and Client Service at Chancellor Capital and later LGT Asset Management from 1986 to 2000.  The Board has concluded that Ms. Lesavoy should be elected and continue to serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the Trusts.

James Williams has served as a Trustee of the Trusts since 2004.  Mr, Williams has been the Vice President and Chief Investment Officer of the J. Paul Getty Trust since December 2002 and Treasurer since 2006. Before joining the Getty, Mr. Williams spent three years as the president of Harbor Capital Advisors and president of the Harbor Fund’s family of mutual funds. Prior to that, he was manager of the pension asset management department of Ford Motor Company. The Board has concluded that Mr. Williams should be elected and continue to serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trusts.

Mitchell Johnson has served as a Trustee since 2007.  Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Association (“Sallie Mae”). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization including, for the seven years preceding his retirement, Senior Vice President, Corporate Finance.  The Board has concluded that Mr. Johnson should be elected and continue to serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as Trustee of the Trusts since 2007.

Hubert L. Harris, Jr. has served as a Trustee since 2008.  Mr. Harris previously served as CEO of Invesco North America and Chairman of Invesco Retirement Services, and served on the board of directors of Invesco from 1993 to 2004. From 1983 to 1988, Mr. Harris was President and Executive Director of the International Association for Financial Planning. Mr. Harris also served as the Assistant Director of the Office of Management and Budget in Washington, D.C. from 1977 to 1980. Since 1992, Mr. Harris has owned and operated Harris Plantation, Inc., a cattle, hay and timber business. Mr. Harris has served on the Board of Directors of Aaron’s, Inc, since 2012. Mr. Harris is on the Board of Councilors of the Carter Center, and he previously served as a director of a bank holding company, chair of the Georgia Tech Foundation, chair of the Georgia Tech Alumni Association and on the board of other non-profit organizations.  The Board has concluded that Mr. Harris should be elected and continue to serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the Trusts since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trusts. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Trustees.  For purposes of their duties as current Trustees, the address of each individual listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Age	Position(s) Held with the Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex to be Overseen by Nominee(2)	Other Directorships Held by Director or Nominee for Director
Nominees for Interested Trustees (Current Trustees)
Robert A. Nesher	Chairman of the Board of	Since 1982	Currently performs various services on	104	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle

68 yrs. old	Trustees		behalf of SEI for which Mr. Nesher is compensated.

Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.

William M. Doran 75 yrs. old	Trustee	Since 1982	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978	104

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Director of SEI since 1985. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) and SEI Global Nominee Ltd., Limited.

Nominees for Independent Trustees (Current Trustees)
George J. Sullivan, Jr. 72 yrs. old	Trustee	Since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011	104

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

Nina Lesavoy 57 yrs. old	Trustee	Since 2003	Founder and Managing Director, Avec Capital since April 2008	104	Director of SEI Structured Credit Fund, L.P.
James M. Williams 68 yrs. old	Trustee	Since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002	104	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	104	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. 72 yrs. old	Trustee	Since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December	104	Director of Aaron’s Inc.

2005.
Nominee for Independent Trustee (New Trustee)
Susan C. Cote 60 yrs. old	None	n/a	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP, 2006-2013; Global Asset Management Assurance Leader, Ernst & Young LLP, 2006-2015; Partner, Ernst & Young LLP, 1997-2015; Prudential, 1983-1997.	104	Member, Ernst & Young LLP Retirement Investment Committee; Treasurer and Chair of Finance, Investment and Audit Committee, New York Women’s Foundation

(1)                           Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

(2)                           This proxy is not being sent to the following four Trusts: SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust. However, the funds that are a series of these 4 Trusts have been included in the number of portfolios in the Fund Complex overseen by the nominees. The Fund Complex consists of U.S. registered investment companies advised or serviced by SIMC. The Fund Complex comprises 11 total Trusts, which, in turn, comprise 104 total series, each of which is considered a separate mutual fund.

The tables below show the number of shares of each Fund beneficially owned by each Nominee as of [October 16], 2015. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Series.

Interested Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Robert A. Nesher	[XX]	[XX]
William M. Doran	[XX]	[XX]

Independent Trustees

Name of Nominee	Dollar range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
George J. Sullivan, Jr.	[XX]	[XX]
Nina Lesavoy	[XX]	[XX]
James M. Williams	[XX]	[XX]
Mitchell A. Johnson	[XX]	[XX]
Hubert L. Harris, Jr.	[XX]	[XX]
Susan C. Cote	[XX]	[XX]

Role of the Board

The management and affairs of each Trust and their respective series are overseen by the Trustees. The Board approves contracts under which certain companies provide essential management services to the Trusts.  Like most mutual funds, the day-to-day business of the Trusts, including the management of risk, is performed by third party service providers, such as SIMC, a distributor and an administrator. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by SIMC and the various sub-advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the advisory agreements between each Trust, on behalf of the Funds that are a series of the respective Trust, and SIMC and the various sub-advisory agreements between SIMC and the sub-advisers with respect to the Funds, the Board annually meets with SIMC and, at least every three years, meets with the sub-advisers to review such services. Among other things, the Board regularly considers the sub-advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives and illiquid securities in managing the Funds.

The Trusts’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, SIMC and sub-adviser risk assessments. At least annually, the Trusts’ Chief Compliance Officer provides the Board with a report on each Trust reviewing the adequacy and effectiveness of each Trust’s policies and procedures and those of its service providers, including SIMC and the various sub-advisers. The reports address the operation of the policies and procedures of the Trusts and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trusts’ Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trusts in their periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trusts’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trusts’ financial reporting and the preparation of the Trusts’ financial statements.

Board Committees

There are three Committees of the Trusts’ Board of Trustees: the Audit Committee, the Governance Committee and the Fair Value Pricing Committee.

The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of each Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and each Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the

Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of each Trust’s compliance program. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Audit Committee. If Ms. Cote is elected by shareholders, it is expected that the Board would appoint her to the Audit Committee.  The Audit Committee meets periodically, as necessary, and met four (4) times during the 2014 calendar year.

The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Governance Committee. If Ms. Cote is elected by shareholders, it is expected that the Board would appoint her to the Governance Committee.  The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the 2014 calendar year.

The Board has a standing Fair Value Pricing Committee (also referred to as the Fair Value Committee) that is composed of at least one Trustee and various representatives of the Trusts’ service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board’s delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met [XX] ([XX]) times during the 2014 calendar year.

Compensation Of Trustees And Officers

The Interested Trustees and the officers of the Trusts do not receive compensation from the Trust, except that a portion of the Trusts’ CCO’s salary is paid by the Trusts. Each Independent Trustee receives an annual fee for services provided to the Trusts.  The chart below provides information about the total compensation accrued and payable to the Independent Trustees by each Trust and the Fund Complex for each Trust’s most recently completed fiscal year.  (Please note: The Fund Complex currently consists of 104 portfolios of the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust, Adviser Managed Trust and New Covenant Funds. This proxy is not being sent to shareholders of SEI Insurance Products Trust, SEI Catholic Values Trust, Adviser Managed Trust and New Covenant Funds because the Proposals do not apply to those trusts. Accordingly, compensation charts for those four trusts have not been provided).

The chart below provides information about the total compensation paid to the Independent Trustees and the Trusts’ CCO by each Trust for the fiscal year indicated.

Name of Person, Position	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
SEI Institutional Managed Trust (September 30, 2014 fiscal year end)
George J. Sullivan, Jr.	$	[71,942]	N/A	N/A	$	[XX]
Nina Lesavoy	$	[63,669]	N/A	N/A	$	[XX]
James M. Williams	$	[63,669]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[63,669]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[63,669]	N/A	N/A	$	[XX]
SEI Institutional International Trust (September 30, 2014 fiscal year end)
George J. Sullivan, Jr.	$	[71,942]	N/A	N/A	$	[XX]

Nina Lesavoy	$	[63,669]	N/A	N/A	$	[XX]
James M. Williams	$	[63,669]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[63,669]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[63,669]	N/A	N/A	$	[XX]
SEI Institutional Investments Trust (May 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$	[61,631]	N/A	N/A	$	[XX]
Nina Lesavoy	$	[54,535]	N/A	N/A	$	[XX]
James M. Williams	$	[54,535]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[54,535]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[54,535]	N/A	N/A	$	[XX]
SEI Tax Exempt Trust (August 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$	[25,000]	N/A	N/A	$	[XX]
Nina Lesavoy	$	[22,000]	N/A	N/A	$	[XX]
James M. Williams	$	[22,000]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[22,000]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[22,000]	N/A	N/A	$	[XX]
SEI Daily Income Trust (January 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$	[28,000]	N/A	N/A	$	[XX]
Nina Lesavoy	$	[26,000]	N/A	N/A	$	[XX]
James M. Williams	$	[26,000]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[26,000]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[26,000]	N/A	N/A	$	[XX]
SEI Asset Allocation Trust (March 31, 2015 fiscal year end)
George J. Sullivan, Jr.	$	[10,745]	N/A	N/A	$	[XX]
Nina Lesavoy	$	[9,563]	N/A	N/A	$	[XX]
James M. Williams	$	[9,613]	N/A	N/A	$	[XX]
Mitchell A. Johnson	$	[9,506]	N/A	N/A	$	[XX]
Hubert L. Harris, Jr.	$	[9,619]	N/A	N/A	$	[XX]

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

Proposal 2 — Reduce Quorum for Shareholder Meetings

(SIMT, SIT, STET and SDIT Only)

Proposal 2 is asking shareholders of those Funds that are a series of SIMT, SIT, STET or SDIT to vote to amend each Trust’s Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).  After careful consideration, the Board has determined that it is in the best interest of the Funds of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement.

Presently, in order for shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT to vote on a matter, a majority of the shares entitled to vote constitutes a quorum. A quorum represents the number of shareholders that must be present at a meeting, in person or by proxy, for a shareholder vote taken at the meeting to be valid. The present quorum requirement places considerable cost burdens on those Funds due to the expenses related to proxy voting.  It is generally quite difficult to get shareholders to vote in connection with a shareholder meeting.  Given the diverse and widely held shareholder base for the SEI Funds, it is very costly and time consuming to get a quorum of shareholders.  These costs include printing and mailing follow-up requests asking shareholders to vote, and retaining third-party proxy solicitation firms to directly contact shareholders and ask them to vote.  Further, there is a risk that a shareholder vote on an important matter is essentially unobtainable as a result of the difficulties in getting a majority of shareholders to vote.  Therefore, the Board recommends that shareholders approve the proposal to amend the Agreement and Declaration of Trust for each of SIMT, SIT, STET and SDIT to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%) in an effort to achieve a measurable degree of cost savings over time.

It is important to note that a reduction in the shareholder quorum requirement only reduces the number of shareholders that must be present in order for a valid vote to be taken.  This proposal does not change the percentage of votes needed to approve a matter after a quorum has been achieved. Also, for certain approvals, such as the approval of investment advisory contracts, the 1940 Act may require more than one-third of shareholders to be present.  This proposal will not reduce the quorum requirement below the levels specifically required by the 1940 Act.

In considering whether to recommend that shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT vote to reduce the shareholder quorum requirement for their Fund’s Trust from a majority to one-third (33-1/3%), the Board primarily considered the cost to the Funds of proxy voting and the potential savings that Funds may achieve over time by reducing the shareholder quorum requirement.

If a majority of voting shareholders of the Funds that are a series of SIMT, SIT, STET and SDIT do not vote to amend the Agreement and Declaration of Trust for their respective Trust to reduce the shareholder quorum requirement, the shareholder quorum requirement for that Trust or those Trusts will remain a majority until such time as shareholders of the Funds of that Trust vote to change the requirement.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Shares Outstanding and Voting Authority of SIMC

As of [October 16], 2015, SIMC was believed to possess voting authority with respect to approximately [XX] ([XX]%) of the outstanding shares of SIMT, approximately [XX] ([XX]%) of the outstanding shares of SIT, approximately [XX] ([XX]%) of the outstanding shares of SIIT, approximately [XX] ([XX]%) of the outstanding shares of STET, approximately [XX] ([XX]%) of the outstanding shares of SDIT and approximately [XX] ([XX]%) of the outstanding shares of SAAT.

The tables below provide a listing of the breakdown of outstanding shares for each Fund within the Trusts for which SIMC was believed to possess voting authority as of the Record Date.

SIMT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund	XX	XX	XX	%
Large Cap Value Fund	XX	XX	XX	%
Large Cap Growth Fund	XX	XX	XX	%
Tax-Managed Large Cap Fund	XX	XX	XX	%
S&P 500 Index Fund	XX	XX	XX	%
Small Cap Fund	XX	XX	XX	%
Small Cap Value Fund	XX	XX	XX	%
Small Cap Growth Fund	XX	XX	XX	%
Tax-Managed Small/Mid Cap Fund	XX	XX	XX	%
Mid-Cap Fund	XX	XX	XX	%
U.S. Managed Volatility Fund	XX	XX	XX	%
Global Managed Volatility Fund	XX	XX	XX	%
Tax-Managed Managed Volatility Fund	XX	XX	XX	%
Real Estate Fund	XX	XX	XX	%
Enhanced Income Fund	XX	XX	XX	%
Core Fixed Income Fund	XX	XX	XX	%
U.S. Fixed Income Fund	XX	XX	XX	%
High Yield Bond Fund	XX	XX	XX	%
Real Return Fund	XX	XX	XX	%
Multi-Strategy Alternative Fund	XX	XX	XX	%
Long/Short Alternative Fund	XX	XX	XX	%
Dynamic Asset Allocation Fund	XX	XX	XX	%
Multi-Asset Accumulation Fund	XX	XX	XX	%
Multi-Asset Income Fund	XX	XX	XX	%
Multi-Asset Inflation Managed Fund	XX	XX	XX	%
Multi-Asset Capital Stability Fund	XX	XX	XX	%

SIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
International Equity Fund	XX	XX	XX	%
International Fixed Income Fund	XX	XX	XX	%
Emerging Markets Equity Fund	XX	XX	XX	%
Emerging Markets Debt Fund	XX	XX	XX	%

SIIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Large Cap Fund	XX	XX	XX	%
Large Cap Diversified Alpha Fund	XX	XX	XX	%
Large Cap Disciplined Equity Fund	XX	XX	XX	%
Large Cap Index Fund	XX	XX	XX	%
S&P 500 Index Fund	XX	XX	XX	%
Extended Market Index Fund	XX	XX	XX	%
Small Cap Fund	XX	XX	XX	%
Small Cap II Fund	XX	XX	XX	%
Small/Mid Cap Equity Fund	XX	XX	XX	%
U.S. Managed Volatility Fund	XX	XX	XX	%
World Equity Ex-US Fund	XX	XX	XX	%
Screened World Equity Ex-US Fund	XX	XX	XX	%
Emerging Markets Equity Fund	XX	XX	XX	%
Opportunistic Income Fund	XX	XX	XX	%
Core Fixed Income Fund	XX	XX	XX	%
High Yield Bond Fund	XX	XX	XX	%
Long Duration Fund	XX	XX	XX	%
Long Duration Credit Fund	XX	XX	XX	%
Ultra Short Duration Bond Fund	XX	XX	XX	%
Emerging Markets Debt Fund	XX	XX	XX	%
Real Return Fund	XX	XX	XX	%
Limited Duration Bond Fund	XX	XX	XX	%
Dynamic Asset Allocation Fund	XX	XX	XX	%
Multi-Asset Real Return Fund	XX	XX	XX	%
Intermediate Duration Credit Fund	XX	XX	XX	%

STET

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Intermediate-Term Municipal Fund	XX	XX	XX	%
Short Duration Municipal Fund	XX	XX	XX	%
California Municipal Bond Fund	XX	XX	XX	%
Massachusetts Municipal Bond Fund	XX	XX	XX	%
New Jersey Municipal Bond Fund	XX	XX	XX	%
New York Municipal Bond Fund	XX	XX	XX	%
Pennsylvania Municipal Bond Fund	XX	XX	XX	%
Tax-Advantaged Income Fund	XX	XX	XX	%
Institutional Tax Free Fund	XX	XX	XX	%
Tax Free Fund	XX	XX	XX	%

SDIT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Money Market Fund	XX	XX	XX	%
Prime Obligation Fund	XX	XX	XX	%
Government Fund	XX	XX	XX	%
Government II Fund	XX	XX	XX	%
Treasury Fund	XX	XX	XX	%
Treasury II Fund	XX	XX	XX	%
Ultra Short Duration Bond Fund	XX	XX	XX	%
Short-Duration Government Fund	XX	XX	XX	%
Intermediate-Duration Government Fund	XX	XX	XX	%
GNMA Fund	XX	XX	XX	%

SAAT

Name of Fund	Number of Shares Outstanding	Number of Shares with Voting Authority	Percentage of the Fund
Defensive Strategy Fund	XX	XX	XX	%
Defensive Strategy Allocation Fund	XX	XX	XX	%
Conservative Strategy Fund	XX	XX	XX	%
Conservative Strategy Allocation Fund	XX	XX	XX	%
Moderate Strategy Fund	XX	XX	XX	%
Moderate Strategy Allocation Fund	XX	XX	XX	%
Aggressive Strategy Fund	XX	XX	XX	%
Tax-Managed Aggressive Strategy Fund	XX	XX	XX	%
Core Market Strategy Fund	XX	XX	XX	%
Core Market Strategy Allocation Fund	XX	XX	XX	%
Market Growth Strategy Fund	XX	XX	XX	%
Market Growth Strategy Allocation Fund	XX	XX	XX	%

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Trusts.  Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.  Below are the aggregate fees billed for each Trust’s last two fiscal years for professional services rendered by KPMG for the audit of the respective Trust’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those years.  These services include the audits of the financial statements of the each Trust, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2015	2014	2013
SIMT	N/A	$693,000	$691,000
SIT	N/A	$200,500	$213,500
SIIT	$814,500	$693,000	N/A
STET	N/A	$199,500	$199,500
SDIT	$197,000	$190,000	N/A
SAAT	$121,500	$119,500	N/A

Audit-Related Fees.  Below are the fees billed to each Trust for the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the each Trust’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”).  In addition, the Audit Committee pre-approves KPMG’s engagement for audit-related services to be provided to SIMC and certain entities controlling, controlled by, or under common control with SIMC that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. Any such fees are included in the table below.

	2015	2014	2013
SIMT	N/A	$0	$0
SIT	N/A	$0	$0
SIIT	$0	$0	N/A
STET	N/A	$0	$0
SDIT	$0	$0	N/A
SAAT	$0	$0	N/A

Tax Fees.  Below are the aggregate fees billed for each Trust’s last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning (together, “Tax-Related Services”).  The Tax-Related Services provided by KPMG related to the review of each Trust’s federal and state income tax returns, excise tax calculations and returns, a review of each Trust’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

	2015	2014	2013
SIMT	N/A	$0	$28,000
SIT	N/A	$0	$28,000
SIIT	$0	$28,000	N/A
STET	N/A	$23,000	$31,000
SDIT	$0	$0	N/A
SAAT	$0	$28,000	N/A

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees.  Below are the aggregate non-audit fees billed for each Trust’s last two fiscal years by KPMG for services rendered to the Trusts and the Adviser.

Adviser and Affiliated Service Providers	2015	2014	2013
SIMT	N/A	$240,350	$237,000
SIT	N/A	$240,350	$237,000
SIIT	$240,350	$237,000	N/A
STET	N/A	$237,000	$237,000
SDIT	$240,350	$237,000	N/A
SAAT	$240,350	$237,000	N/A

All Other Fees.  [There were no fees billed to the Funds in each Trust’s last two fiscal years for other products and services by KPMG, other than the services reported above (together, “Other Fees”).  With respect to engagements that related directly to the operations or financial reporting of the Trusts, KPMG did not bill the Adviser or the Affiliated Service Providers for Other Fees in each Trust’s last two fiscal years.]

Board Consideration of Non-Audit Services.  The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to the Adviser and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts and each Fund, as applicable.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

SIMC serves as the investment adviser to the Funds.  SIMC is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company (“SEI”).  The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456.

Principal Underwriter

SEI Investments Distribution Company (“SIDCO”) serves as the principal underwriter of the Funds.  The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the administrator and transfer agent for the Funds. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456.

VOTING INFORMATION

Required Vote

With respect to Proposal 1, election of the Nominees requires the affirmative vote of the holders of a plurality of the shares voted.

With respect to Proposal 2, the amendment to the quorum provision in each Trust’s Agreement and Declaration of Trust requires the affirmative vote of the holders of a majority of the shares entitled to vote (i.e., more than 50% of the outstanding shares of the Trust).

If only one proposal is approved by the shareholders of a Trust, the Trust will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal.

Quorum

In order to act upon the Proposal(s), a quorum is required to be present at the Meeting.  With respect to SIIT and SAAT, the presence of one-third of the shares of the Funds of each of SIIT and SAAT entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trusts.  With respect to SIMT, SIT, STET and SDIT, the presence of a majority of the shares of the Funds of each Trust entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Trust.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting.  However, abstentions and “broker non-votes” will have the same effect as a vote “against” the Proposal.  Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters.  It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals.  The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies.  If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal(s).  They will vote against any such adjournment those proxies required to be voted against the Proposal(s).  The Funds will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal(s), shares will be voted FOR the approval of the Proposal(s) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting.  If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, you may contact each Trust at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds.  The Funds have retained Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”) to aid in the solicitation.  The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds.  The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately [$XX] plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor.  Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, each Trust, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs.  The Trusts estimate these costs to be approximately [$XX].  The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the applicable Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the applicable Trust, will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address.  Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address.  Please call 1-800-DIAL-SEI or forward a written request to the applicable Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

Each Trust is organized as business trusts under the laws of the Commonwealth of Massachusetts.  As such, each Trust is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting.  Submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trusts at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Beneficial Ownership of Shares and Security Ownership of Management

Appendix A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Funds’ outstanding shares as of the Record Date.

The Trusts have delegated to SIMC the authority to vote proxies on the securities held in the Funds’ portfolios.  Accordingly, SIMC will have voting authority if any shares of the Funds are held by another SEI Fund.  The Trusts have been advised by SIMC that any shares of the Funds over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of the Funds.  Information regarding the amount of voting power believed to be possessed by SIMC as of the Record Date and the amount of ownership of the Funds by executive officers and Trustees is set forth above.

Other Business

The Board does not intend to present any other business at the Meeting.  If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of each Trust’s most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-800-DIAL-SEI or write to the Funds at One Freedom Valley Drive, Oaks, PA 19456.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET.  ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders.  As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds’ outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

SIMT

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
Large Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Large Cap Value Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Large Cap Growth Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax-Managed Large Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
S&P 500 Index Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small Cap Value Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small Cap Growth Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax-Managed Small/Mid Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Mid-Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
U.S. Managed Volatility Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Global Managed Volatility Fund

A-1

[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax-Managed Managed Volatility Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Real Estate Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Enhanced Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Core Fixed Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
U.S. Fixed Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
High Yield Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Real Return Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Strategy Alternative Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Long/Short Alternative Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Dynamic Asset Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Asset Accumulation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Asset Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Asset Inflation Managed Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Asset Capital Stability Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

2

SIT

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
International Equity Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
International Fixed Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Emerging Markets Equity Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Emerging Markets Debt Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

SIIT

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
Large Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Large Cap Diversified Alpha Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Large Cap Disciplined Equity Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Large Cap Index Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
S&P 500 Index Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Extended Market Index Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small Cap Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small Cap II Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Small/Mid Cap Equity Fund
[Investor 1]	XX	XX	%	[Record]

3

[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
U.S. Managed Volatility Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
World Equity Ex-US Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Screened World Equity Ex-US Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Emerging Markets Equity Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Opportunistic Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Core Fixed Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
High Yield Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Long Duration Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Long Duration Credit Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Ultra Short Duration Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Emerging Markets Debt Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Real Return Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Limited Duration Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Dynamic Asset Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Multi-Asset Real Return Fund

4

[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Intermediate Duration Credit Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

STET

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
Intermediate-Term Municipal Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Short Duration Municipal Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
California Municipal Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Massachusetts Municipal Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
New Jersey Municipal Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
New York Municipal Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Pennsylvania Municipal Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax-Advantaged Income Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Institutional Tax Free Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax Free Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

SDIT

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
Money Market Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]

5

[Investor 3]	XX	XX	%	[Record]
Prime Obligation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Government Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Government II Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Treasury Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Treasury II Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Ultra Short Duration Bond Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Short-Duration Government Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Intermediate-Duration Government Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
GNMA Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

SAAT

Name of Fund	Amount of Shares	Percent of Share Class		Nature of Ownership
Defensive Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Defensive Strategy Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Conservative Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Conservative Strategy Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Moderate Strategy Fund

6

[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Moderate Strategy Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Aggressive Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Tax-Managed Aggressive Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Core Market Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Core Market Strategy Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Market Growth Strategy Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]
Market Growth Strategy Allocation Fund
[Investor 1]	XX	XX	%	[Record]
[Investor 2]	XX	XX	%	[Record]
[Investor 3]	XX	XX	%	[Record]

7

PROXY CARD

SEI INSTITUTIONAL MANAGED TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI INSTITUTIONAL MANAGED TRUST (“SIMT”)

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of SIMT, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIMT standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal 1:       To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2:       To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD

SEI INSTITUTIONAL INTERNATIONAL TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI INSTITUTIONAL INTERNATIONAL TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of SIT, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIT standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal 1:       To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2:       To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD

SEI INSTITUTIONAL INVESTMENTS TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI INSTITUTIONAL INVESTMENTS TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of SIIT, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIIT standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal:                 To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD

SEI TAX EXEMPT TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI TAX EXEMPT TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of STET, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of STET standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal 1:       To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2:       To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD

SEI DAILY INCOME TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI DAILY INCOME TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of SDIT, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SDIT standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal 1:       To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2:       To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD

SEI ASSET ALLOCATION TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [1-800-690-6903]

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at [www.proxyvote.com.]

SEI ASSET ALLOCATION TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS — [January 15], 2016

[Funds]

The undersigned shareholder of the Funds of SAAT, hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SAAT standing in the name of the undersigned at the close of business on [October 16,] 2015, at a Special Meeting of Shareholders to be held at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at [3:00 p.m.] Eastern Time, on [January 15], 2016, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark boxes below in blue or black ink as follows:

Proposal:                 To elect each of the current Trustees and one new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date